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                                                                    Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                           CHAMPION ENTERPRISES, INC.

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Champion Enterprises, Inc. (the "Company") made pursuant to the Prospectus, dated _________, 1999 (the "Prospectus"), if certificates for the outstanding 7 5/8% Senior Notes due May 15, 2009 of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach First Chicago Trust Company of New York, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

      DELIVERY TO: First Chicago Trust Company of New York, EXCHANGE AGENT

                        BY REGISTERED OR CERTIFIED MAIL:
                     First Chicago Trust Company of New York
                          Corporate Actions, Suite 4660
                                  P.O. Box 2569
                       Jersey City, New Jersey 07303-2569

                             BY OVERNIGHT DELIVERY:
                     First Chicago Trust Company of New York
                          Corporate Actions, Suite 4680
                            14 Wall Street, 8th Floor
                            New York, New York 10005

                                BY HAND DELIVERY:
                     First Chicago Trust Company of New York
              c/o Securities Transfer and Reporting Services, Inc.
                             Attn: Corporate Actions
                          100 William Street, Galleria
                            New York, New York 10038


                              FOR INFORMATION CALL:


                            BY FACSIMILE TRANSMISSION
                        (FOR ELIGIBLE INSTITUTIONS ONLY):
                        (201) 222-4720 or (201) 222-4721

                              CONFIRM BY TELEPHONE:
                                 (201) 222-4707

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Original Notes Tendered:*

$_____________________________________
Certificate Nos.  (if available):

______________________________________
Total Principal Amount Represented by
Original Notes Certificate(s):

$_____________________________________

If Original Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.


Account Number

______________________________________
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         ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE
THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.


                                PLEASE SIGN HERE



X______________________________________             ___________________________

X______________________________________             ___________________________
         Signature(s) of Owner(s)                   Date
         or Authorized Signatory
         Area Code and Telephone Number:


_______________________________________


         Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)



Name(s):_______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

Capacity:______________________________________________________________________

Address(es):___________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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                                   GUARANTEE
                    (Not to be used for signature guarantee)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


-----------------------------------            --------------------------------
Name of Firm                                   Authorized Signature

-----------------------------------            --------------------------------
Address                  Zip Code              Title

-----------------------------------            --------------------------------
Area Code and Tel. No.                         Name:
                                               (Please Type or Print)

                                               Dated:
                                                     --------------------------


NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL NOTES WITH THIS FORM. CERTIFICATES FOR ORIGINAL NOTES SHOULD BE SENT ONLY WITH YOUR EXECUTED LETTER OF TRANSMITTAL.

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